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                                                                  EXHIBIT 4(cc)

                                 CERTIFICATE OF TRUST
                                          OF
                                   CIRCUS FINANCE I
     This Certificate of Trust of Circus Finance I (the "Trust") dated June 23, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust pursuant to the Delaware Business Trust Act, 12 DEL. C. Section 3801, ET SEQ.. The undersigned, as trustees, do hereby certify as follows:
     (1)  The name of the business trust being formed hereby is "Circus Finance
I."

     (2) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                           The Bank of New York (Delaware)
                                400 White Clay Center
                                      Route 273
                                Newark, Delaware 19711

     (3)  This Certificate of Trust shall be effective as of the date of filing.

     IN WITNESS WHEREOF, the undersigned being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.
Dated:  June 23, 1998

                              /s/ MICHAEL S. ENSIGN
                              _______________________________
                              Michael S. Ensign, as Trustee

                              /s/ WILLIAM A. RICHARDSON
                              _______________________________
                              William A. Richardson, as Trustee

                              /s/ GLENN W. SCHAEFFER
                              _______________________________
                              Glenn W. Schaeffer, as Trustee

                              THE BANK OF NEW YORK (DELAWARE)
                              as Delaware Trustee

                              By:  /s/ MARY JANE MORRISSEY
                                   ___________________________
                                   Name: Mary Jane Morrissey
                                   Title: Authorized Signatory